SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SOUTHCOAST FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina, on April 9, 2002, at 10:00 a.m., for the following purposes:

     (1) To elect three directors to each serve a three year term and one director to serve a two-year term; and

     (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on January 31, 2002, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2002 Proxy Statement. Also included is the Company's 2001 Annual Report to Shareholders.

                                            By Order of the Board of Directors



March 20, 2002                              Robert M. Scott
                                            Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           530 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southcoast Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on April 9, 2002 at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 20, 2002. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the proxy statement, is personal telephone contact by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2001, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                               REVOCATION OF PROXY

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to L. Wayne Pearson, President, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464 or by mailing to Mr. Pearson at Post Office Box 1561, Mt. Pleasant, South Carolina 29465, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used.

                                QUORUM AND VOTING

      At the close of business on March 8, 2002, there were outstanding 1,199,070 shares of the Company's common stock (no par value) ( the "Common Stock"). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on January 31, 2002 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

                       ACTIONS TO BE TAKEN BY THE PROXIES

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2003 Annual Meeting may do so by mailing them in writing to L. Wayne Pearson, President, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at the Company's main office, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Such written proposals must be received prior to November 15, 2002, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to January 29, 2003, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below shows as to each director his name and the number and percentage of shares of the Company's common stock owned by him at March 1, 2002. No person is known to management of the Company to be beneficial owner of 5% or more of the Company's common stock.

                                              NUMBER OF              % SHARES
NAME                                           SHARES               OUTSTANDING
----                                           ------               -----------

William A. Coates .....................        40,312(1)               3.34%
Thomas E. Hamer, Sr. ..................        19,291(2)               1.60%
Paul D. Hollen, III ...................        55,159(3)               4.55%
L. Wayne Pearson ......................        60,373(4)               4.97%
Robert M. Scott .......................        39,202(5)               3.23%
James H. Sexton, Jr. ..................        37,518(6)               3.11%
James P. Smith ........................        31,605(7)               2.62%
                                              -------                  -----

All Directors, nominees
and executive officers
as a group (7 persons) ................       283,460(8)              22.25%
------------------------
Except as noted, to the knowledge of management, all shares are owned directly with sole voting power.
(1)  Includes stock options for 8,936 shares.
(2)  Includes stock options for 5,427 shares.
(3)  Includes stock options for 14,549 shares.
(4)  Includes stock options for 16,005 shares.
(5) Includes stock options for 12,951 shares. Also includes 1,210 shares held by a trust as to which Mr. Scott shares voting power.
(6)  Includes stock options for 8,802 shares.
(7)  Includes stock options for 8,211 shares.
(8)  Includes stock options for 74,881 shares.

                              ELECTION OF DIRECTORS

         The Board of Directors has set the number of directors to serve after the Annual Meeting at seven. At the Annual Meeting, three directors are to be elected to hold office for a term of three years, their terms expiring at the 2005 Annual Meeting of Shareholders, and one director is to be elected to hold office for a term of two years, his term expiring at the 2004 Annual Meeting of Shareholders. Directors serve until their successors are elected and qualified to serve. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated Paul D. Hollen, James H. Sexton, Jr. and James P. Smith to each serve a three year term, and L. Wayne Pearson to serve a two year term. Each nominee is currently a director of the Company. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

         It is the intention of the persons named in the enclosed form of proxy to vote for the election of Messrs. Hollen, Sexton, Smith and Pearson as directors. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees. In the event that any such nominee is not available by reason of any unforeseen contingency, it is intended that the persons acting under the proxy will vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

Directors and Nominees

         Set forth below are the names, ages, positions with the Company, business experience for the past five years, and the date such persons first became a director, of the current directors of the Company, four of whom are also nominees for re-election as directors. Each director is also a director of the Company's wholly owned subsidiary, Southcoast Community Bank (the "Bank").

                                                                                                         Director
Name                          Age      Business Experience During Past Five Years                         Since
----                          ---      ------------------------------------------                         -----

         Nominees for the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2005:

Paul D. Hollen, III           53       Executive  Vice  President and Chief  Operations  Officer of the       1998*
                                       Company  and the Bank  since June  1998;  Organizer  of the Bank from  October,  1997 to June 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Operations Officer,  Lowcountry Savings Bank
                                       from 1994 to July, 1997.

James H. Sexton, Jr.          52       Dentist (private practice) since 1975.                                 1998*

James P. Smith                47       Regional  Manager,  Franklin Life  Insurance  (insurance  sales)       1998*
                                       since 1993.

         Nominee for the Board of Directors whose term of office will continue until the Annual Meeting of Shareholders of the Company in 2004:

L. Wayne Pearson              54       President  of  the  Company  and  the  Bank  since  June,  1998;       1998*
                                       Organizer of the Bank from October,  1997 to June, 1998; private
                                       investor,   from  July,  1997  to  October,   1997;   President,
                                       Lowcountry Savings Bank from 1986 to July, 1997.



                                       3


         Member of the Board of Directors whose term of office will continue until the Annual Meeting of Shareholders of the Company in 2004:

Robert M. Scott               58       Executive  Vice  President  and Chief  Financial  Officer of the       1998*
                                       Company and the Bank since  June,  1998;  Organizer  of the Bank from October,  1997 to June, 1998;  Special  Projects,  Carolina
                                       First Bank from July,  1997 to  October,  1997;  Executive  Vice
                                       President and Chief Financial  Officer,  Lowcountry Savings Bank
                                       from April, 1996 to July, 1997; Chief Financial  Officer,  First
                                       Republic  Bank,  Philadelphia,  PA from January,  1995 to April,
                                       1996.

         Members of the Board of Directors whose terms of office will continue until the Annual Meeting of Shareholders of the Company in 2003:

William A. Coates             52       Attorney,  Shareholder in Roe,  Cassidy,  Coates & Price,  P.A.,       1998*
                                       Greenville,  South Carolina  (attorneys)  since January 1, 2002;
                                       Attorney,  Shareholder  in Love,  Thornton,  Arnold  &  Thomson,
                                       P.A., Greenville, South Carolina (attorneys) 1980-2001.

Thomas E. Hamer, Sr.          54       President,  ABF Allied Business Forms,  Inc.  (manufacturers  of       1998*
                                       business forms and printers) since 1975.

-----------------------------

*Includes membership on the Board of Directors of Southcoast Community Bank prior to organization of the Company as a holding company for Southcoast Community Bank in 1999.

         Neither the director nominee nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

         The executive officers of the Company are Messrs. Pearson, Hollen and Scott. They are all directors of the Company and information about their ages and business experience is set forth above.

Meetings of the Board of Directors

         During the last full fiscal year, ending December 31, 2001, the Board of Directors of the Company met two times. Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member. The Bank's board of directors met 12 times in 2001.

Committees of the Board of Directors

         Nominating Committee. The Board of Directors acts as nominating committee, but any Shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, may be made only by a shareholder entitled to vote at the meeting at which directors are to be elected and must be made in writing and delivered or mailed to the Secretary of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors.

         Audit Committee. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The Audit Committee is comprised of Messrs. Sexton (Chairman), Hamer and Smith. The Audit Committee met two times in 2001. The audit committee does not have a written charter. Each member of the audit committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards, as modified or supplemented.

         Compensation Committee. The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. Smith (Chairman), Coates, and Sexton. The Compensation Committee met two times during 2001.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

         The following table sets forth information about compensation paid to the Chief Executive Officer and to the Executive Vice Presidents. No other officer of the Company was paid remuneration in excess of $100,000.

                           Summary Compensation Table

                                                                                  Number of
                                                                                 Securities
                                                Annual Compensation(1)           Underlying
                                                ----------------------             Options          All Other
Name and Principal Position                 Year       Salary         Bonus        Awarded       Compensation(2)
---------------------------                 ----       ------         -----        -------       ---------------

L. Wayne Pearson                            2001     $188,146        $37,500           -0-           $29,354
  President and Chief                       2000      172,286         25,000        14,550            27,621
  Executive Officer                         1999      130,269         15,000           -0-            19,339

Robert M. Scott                             2001     $121,923        $22,500           -0-           $23,771
  Executive Vice President                  2000      112,982         15,000        11,744            22,535
                                            1999       89,185         10,000           -0-            12,732

Paul D. Hollen, III                         2001     $125,385        $25,000           -0-           $24,002
  Executive Vice President                  2000      112,732         15,000        13,226            22,249
                                            1999       89,185         10,000           -0-            17,124

---------------------

(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of Mr. Pearson's, Mr. Scott's or Mr. Hollen's salary plus bonus payments.

(2) Includes contributions by the Company to the Bank's 401(k) Plan on behalf of Mr. Pearson in the amounts of $6,238, $9,308 and $11,041 in fiscal years 1999, 2000 and 2001 respectively; and on behalf of Messrs. Scott and Hollen contributions to the 401(k) plan in the amounts of $3,831 and $4,523, respectively, for the fiscal year 1999, $6,425 for the fiscal year 2000 and $7,951 and 7,892, respectively, for the fiscal year 2001. Also includes: for Mr. Pearson - medical insurance of $3,735 in each of 2000 and 2001, disability insurance of $3,378 in each of 2000 and 2001, and life insurance of $11,200 in each of 2000 and 2001; for Mr. Scott - disability insurance of $2,910 in each of 2000 and 2001, and life insurance of $13,200 in each of 2000 and 2001; for Mr. Hollen - medical insurance of $2,245 in each of 2000 and 2001, disability insurance of $2,378 in each of 2000 and 2001, and life insurance of $11,200 in each of 2000 and 2001.

                        Option Grants In Last Fiscal Year

         No  options  were   granted  to  the  persons   named  in  the  Summary
Compensation Table in 2001.

          Option Exercises And Year End Options Outstanding And Values

         The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2001. No options were exercised by any such persons during the year ended December 31, 2001.

                                                               Number of Securities          Value of Unexercised
                                                              Underlying Unexercised             In-the-Money
                        Shares Acquired        Value             Options 12/31/01             Options 12/31/01(1)
         Name             on Exercise        Realized      Exercisable   Unexercisable    Exercisable   Unexercisable
         ----             -----------        --------      -----------   -------------    -----------   -------------

L. Wayne Pearson ......        0                 0            16,005          -0-           $72,775          -0-
Robert M. Scott .......        0                 0            12,951          -0-           $58,758          -0-
Paul D. Hollen, III ...        0                 0            14,549          -0-           $66,092          -0-
---------------

(1) Based on exercise prices ranging from $5.91 to $7.16 and assuming that the fair market value of the Company's common stock on December 31, 2001 was $10.50 per share.

Compensation of Directors

         Directors receive an annual retainer of $5,000.00 plus $500.00 for each meeting of the Board of Directors attended. Directors of the Bank are paid $325.00 for each monthly meeting of the Bank's board of directors attended. No options issued in 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, may make loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2001 was $568,069. During 2001, $572,800 of new loans were made and repayments totaled $150,687.

         Real Estate. In 2000, the Company purchased a parcel of land adjacent to the Company's main office from a partnership owned by Messrs. Hollen, Pearson and Scott who are officers and directors of the Company. The purchase price, $630,000, was the appraised value of the property as determined by the lowest of three appraisals.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, the Company failed to file on a timely basis reports for each of Messrs. Hollen, Pearson and Scott with respect to one report covering one transaction.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis LLP, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2002. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Audit Fees

         During 2001, Elliott Davis LLP billed the Company an aggregate of $18,000 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company estimates that the total fees for the audit of its annual financial statements for the year ended December 31, 2001 will be approximately $21,400.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2001, Elliott Davis LLP, did not provide financial information systems design and implementation services to the Company.

All Other Fees

         During the year ended December 31, 2001, Elliott Davis LLP billed the Company an aggregate of $21,800 for the following professional services provided during 2001: income tax consultation and preparation; employee benefit plan services; and Federal Home Loan Bank procedures and internal audit services. The Company estimates that there will be no additional bills from Elliott Davis LLP during 2002 for such services provided in 2001. The Audit Committee considered whether the provision of these services was compatible with maintaining Elliott Davis LLP's independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis LLP, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

    J. H. Sexton, Chairman     T. E. Hamer, Jr.      J. P. Smith

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's annual report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2001, free of charge by requesting such form in writing from L. Wayne Pearson, President, Southcoast Community Bank, Post Office Box 1561, Mt. Pleasant, South Carolina 29465.

                                 [FORM OF PROXY]


                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 9, 2002

         Robert M. Scott or William A. Coates, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 9, 2002, and at any adjournment thereof, as follows:

1.   ELECTION OF         FOR all nominees listed       WITHHOLD AUTHORITY
     DIRECTORS.          below   [ ]                   to vote for all
                                                       nominees listed
                                                       below  [ ]

         Three year terms: Paul D. Hollen, James H. Sexton, James P. Smith Two year term: L. Wayne Pearson

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


2. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:               ,  2002                 -----------------------------------
      ---------------

                                             -----------------------------------